Exhibit 10.2

Letter of Agreement

본 협약서는 엠마우스생명과학(Emmaus Life Sciences Inc. (USA))의 ‘주식매입’과 ‘상호협력사업 투자 및 추진’을 위해 대한민국에 소재한 1) 케이피엠테크(이하 ‘Party A’라 한다), 2) 한일진공(이하 ‘Party B’라 한다), 미국 캘리포이나주에 소재한 3) Emmaus Life Sciences Inc. USA(이하 ‘Party C’라 한다)간에 2016년 9월 12일 체결되었다.

THIS LETTER of AGREEMENT (the “Agreement”) is made as of the 12th day of September 2016, by and among ‘KPM Tech Co., Ltd’ (hereafter ‘Party A’) in Ansan South Korea, ‘Hanil Vacuum Coater Co., Ltd’(hereafter ‘Party B’) in Incheon South Korea and ‘Emmaus Life Sciences Inc.’( hereafter ‘Party C’) in State of California USA, together hereafter ‘Parties’ to proceed the ‘Purchase of Company Stock’ of Emmaus Life Sciences Inc. (‘Party C’) and ‘mutual investment and business cooperation’.

‘Party A’와 Party B’, 그리고 ‘Party C’는 ‘Emmaus Life Sciences Inc. USA’에 대한 투자금액, 조건, 방식, 일정 등 기본내용을 본 협약서를 통해 아래와 같이 합의한다.

‘Party A’, ‘Party B’ and ‘Party C’ agree to specify the basic outline of the amount, terms, way and milestone of investment on ‘Emmaus Life Sciences Inc. (‘Party C’)’ in this ‘Agreement’ like the followings

제 1 조 [목 적]

본 협약서는 제약 부문 협력사업 추진 및 상호 투자 진행을 위해 ‘Party A’와 ‘Party B’가 ‘Party C’의 주식매입을 위한 기본 조건, 일정 등을 정의하기 위해 체결되었다.

Article 1. Purpose

This Agreement is established to define the basic terms and milestones of purchase of ‘Party C’’s company stocks by ‘Party A’ and ‘Party B’ for the purpose of cooperation and mutual investment in pharmaceutical business area among the ‘Parties’.

제 2 조 [투자규모/조건/일정]

Article 2. Investment Amount/Condition/Milestones

가.        투자 방식

‘Party A’와 ‘Party B’는 ‘Party C’가 발행하는 신주를 인수키로 하고, 양사가 본 협약서에서 합의한 일정에 따라 단계적으로 투자하기로 한다.

A.            Way of Investment

‘Party A’ and ‘Party B’ shall purchase the newly issued common stocks of ‘Party C’, and ‘Parties’ agree that ‘Party A’ and ‘Party B’ will execute the investment to ‘Party C’ according to agreed milestone in the ‘Agreement’.

나.        투자 규모

‘Party A’는 ‘Party C’에 다음과 같이 투자하기로 한다.

•             투자금액: USD 1,700만달러

‘Pary A’는 ‘라’의 일정에 따라, 총 투자금액 1,700만달러 中 500만달러를 에스크로한다.

‘Party B’는 ‘Party C’에 다음과 같이 투자하기로 한다.

•             투자금액: USD 300만달러

‘Party A’, ‘Party B’ 그리고 ‘Party C’간 미팅 및 합의에 따라 2차 투자금액을 결정하기로 한다.

B. Investment Amount

‘Party A’ shall invest the following amount to ‘Party C’.

-                    Investing Amount : USD 17 million

‘Party A’ shall escrow USD 5 million among above USD 17 million according to investment schedule specified at ‘D’ of this Article.

‘Party B’ shall invest the following amount to ‘Party C’.

-                    Investing Amount : USD 3 million

‘Party A’, ‘Party B’ and ‘Party C’ agree to determine 2nd round investment through mutual meeting and agreement among the ‘Parties’.

다.        투자 조건

1)                 신주 인수가격: USD 4.5 / 1주

2)                 예상 신주 발행 수

‘Party A’와 ‘Party B’가 투자대비 보유할 지분율은 2016.09.06 기준 ‘Party C’의 총 발행주식(2,900만주)와 ‘Party A’와 ‘Party B’의 신주 주식수를 합한 총 주식수 대비 보유비율로 한다.

•                  ‘Party A’: 3,777,778주 (USD 1,700만달러 기준 / 예상 지분율: 11.29%)

•                  ‘Party B’: 666,667주 (USD 300만달러 기준 / 예상 지분율: 1.99%)

C. Investment Condition

1) Purchase price of newly issued common stock of ‘Party C’ : USD 4.5 / 1 common stock

2) Expected newly issued common stocks

Based on the date of September 06, 2016, Stock ratio owned by ‘Party A’ and ‘Party B’ shall be calculated in the comparison of sum of total stock amount of ‘Party C’(29 million stocks) and newly issued stocks to ‘Party A’ and ‘Party B’.

•                  ‘Party A’: 3,777,778 stocks (USD 17 million / Expected stock ratio : 11.29%)

•                  ‘Party B’: 666,667 stocks (USD 3 million / Expected stock ratio : 1.99%)

라.        추진 방식 및 일정

‘Party A’, ‘Party B’는 다음의 일정으로 ‘Party C’에 투자를 진행하기로 한다. 단, 당사자간의 서면합의에 따라 투자 방식 및 추진 일정을 변경할 수 있다.

D. Procedures and Milestones

‘Party A’ and ‘Party B’ shall invest to ‘Party C’ according to following milestone, however the way of investment and its milestone can be changed through written agreement among the ‘Parties’.

2016년 9월 12일까지 (확정 기일)

‘Party A’는 USD 500만 달러를 각 당사자들이 상호합의 한 국내 법무법인의 은행계좌에 에스크로 하기로 한다.

till 12th day of September (Due Date)

‘Party A’ shall transfer USD 5 million to bank account of law firm in Korea which shall be mutually agreed and designated by the ‘Parties’ and this bank account shall be escrowed.

2016년 9월 30일까지 (잠정적 기일. 각국 인허가 및 계약조건이 완료된다는 가정)

Till 30th day of September (Provisional Date)

This date is specified in the condition that the approval by related Authorities in each nation and terms of Agreement are fulfilled.)

1)                 ‘Party C’는 주식청약신청서를 ‘Party A’와 ‘Party B’에게 각 발송한다.

‘Party C’ shall provide the stock offer sheet(stock subscription statement) for ‘Party A’ and ‘Party B’.

2)                 ‘Party A’와 ‘Party B’는 주식청약신청서를 수령 후 해외증권취득계약을 위한 ‘증권취득신고서’를 한국은행에 제출한다.

‘Party A’ and ‘Party B’ shall submit ‘Stock Acquisition Registration Statement ‘ to Bank of Korea to establish the agreement of foreign stock purchase and acquisition after receiving the stock offer sheet (stock subscription statement).

3)                 ‘Party A’는 한국은행으로부터 외환거래에 대한 승인을 받는 즉시 에스크로를 해제하고 ‘Party C’의 지정계좌로 투자금액의 송금을 완료한다. (한국은행 경유)

‘Party A’ shall immediately clear the escrowed account of above law firm as soon as ‘Party A’ receives the approval of foreign currency transaction by Bank of Korea, and ‘Party A’ shall complete the transfer of investing money to bank account designated by ‘Party C’.(via the Bank of Korea)

4)                 ‘Party B’는 한국은행으로부터 외환거래에 대한 승인을 받는 즉시 ‘Party C’의 지정계좌로 투자금액의 송금을 완료한다. (한국은행 경유)

‘Party B’ shall complete the transfer of investing money to bank account designated by ‘Party C’ as soon as ‘Party B’ receives the approval of foreign currency transaction by Bank of Korea.(via the Bank of Korea)

5)                 ‘Party C’는 ‘Party A’와 ‘Party B’로부터 투자금액을 수령한 후 2016년 10월 11일까지

A.     ‘Party A’의 ‘1,300만 달러’ 규모의 제3자 배정 유상증자에 참여하여 ‘Party A’의 2대 주주가 되도록 한다.

B.     ‘Party B’의 ‘100만 달러’ 규모의 제3자 배정 유상증자에 참여하기로 한다.

Till 11th day of October, ‘Party C’ shall commit the investment like the followings after ‘Party C’ receives the investment from ‘Party A’ and ‘Party B’;

a)             ‘Party C’ shall participate in ‘Party A’’s capital increase with allotment to 3rd party with the amount of USD 13 million, and ‘Party C’ shall be 2nd major shareholder of ‘Party A’.

b)             ‘Party C’ shall participate in ‘Party B’’s capital increase with allotment to 3rd party with the amount of USD 1 million.

6)                 ‘Party A’ 및 ‘Party B’의 임원 및 실무자는 ‘Party C’를 방문하여 구체적인 조건을 협의하기로 한다. 단, ‘Party C’가 ‘Party A’, ‘Party B’를 대상으로 하는 배정신주발행, 주주배정, SEC 등록 완료’등 세부일정은 별도 서면으로 통보하기로 한다.

Directors and personnel of ‘Party A’ and ‘Party B’ shall visit ‘Party C’ and shall discuss the specific terms and conditions of investment. However, ‘Party C’ shall notice to ‘Party A’ and ‘Party B’ regarding the specific timeline of ‘new common stock issuance’, ‘shareholder allotment’, ‘completion date of registration to SEC of USA’ with written document.

7)                 ‘Party A’ 및 ‘Party B’의 임원 및 실무자가 ‘Party C’를 방문할 경우, 해당 기간 중 2차 투자금액 및 상호협력분야 등을 확정하기로 한다.

In case Directors and personnel of ‘Party A’ and ‘Party B’ visit ‘Party C’, the ‘Parties’ agree that they shall determine the amount of 2nd round investment and mutual cooperative business area.

2016년 11월 말까지(‘Party C’가 ‘Party A’에 대한 투자일로부터 45일 이후)

‘Party C’가 투자한 ‘Party A’의 주주총회 개최

‘Emmaus’ 임원의 ‘Party A’의 등기임원 등기 / 사업목적추가 등

Till late of November in 2016(after 45 days from the date of ‘Party C’’s investment to ‘Party A’)

‘Party A’ shall hold the general shareholder meeting for ‘Party C’’s investment

Director of ‘Party C’ shall participate in the Board of Directors of ‘Party A’ and its registration shall be completed, and the business purpose shall be added to Corporate Article and Certified Copy of the Register of ‘Party A’.

2016년 12월 말까지

유상증자 등 2차 투자금 준비 및 집행

Till late of December in 2016

Preparation of 2nd round investing money for new capital increase with consideration and its completion.

제 3 조 [기 간]

본 협약은 참여자간 서명한 날로부터 효력이 발생하며 기간은 1년으로 한다.

Article 3. Duration

This ‘Agreement’ shall be effective and executed from the date of signature among the ‘Parties’ and the term of this ‘Agreement’ shall be for a fixed period of 1 year.

제 4 조 [양도 금지]

본 협약서는 참여자간의 서면동의 없이 계약, 계약상 권한 및 의무들을 타인에게 양도할 수 없다.

Article 4. No Assignment

This ‘Agreement’ cannot be assigned to any 3rd party, and any rights and obligations of this ‘Agreement’ cannot be transferred to any 3rd party without written agreement among the Parties.

제 5 조 [우선 조항]

본 협약서는 참여자들이 ‘제2조 라. 추진방식 및 일정’에서 규정한 바,

1)                ‘Party A’는 2016년 9월 12일까지 투자금액 500만달러를 각사가 모두 동의한 법무법인의 계좌로 입금을 완료하고, 2016년 9월 30일까지 투자금액 1,200만달러를 ‘Party C’가 지정한 계좌로 입금을 완료한다.

2)                ‘Party B’는 2016년 9월 30일까지 투자금액 300만달러를 ‘Party C’가 지정한 계좌로 입금을 완료 한다.

3)                (본 협약서 참여자들은) or ‘Party C’는 미국 OTC 시장 상장 전일까지 ‘Party C’가 지정한 계좌로 입금된 투자금에 대해서만 1주당 4.5달러의 조건으로 워런트(Warrant)가 유효하다고 합의한다.

Article 5. Special Conditions

The ‘Parties’ agree to follow the terms specified at ‘D. Procedures and Milestones in Article 2’ like the followings;

1)             ‘Party A’ shall complete the transfer USD 5 million to bank account of law firm designated by the ‘Parties’ till September 12, 2016, and ‘Party A’ shall complete the transfer USD 12 million to the bank account designated by ‘Party C’ till September 30, 2016.

2)             ‘Party B’ shall complete the transfer USD 3 million to the bank account designated by ‘Party C’ till September 30, 2016.

3)             The ‘Parties’ or ‘Party C’ agree that the transferred money to the bank account designated by ‘Party C’ shall have the ‘Warrant( USD 4.5 / 1 common stock of ‘Party C’)’ till the previous day of ‘Party C’’s IPO to OTC market.

제 6 조 [손해 배상]

본 계약을 위반한 당사자는 상대방에게 발생한 모든 손해를 배상하여야 한다.

Article 6. Compensation for Damages

Any party who disobey this ‘Agreement’ shall compensate the other party for all damages due to the breach of ‘this Agreement’.

제 7 조 [분쟁 해결]

본 협약서는 한글본과 영문본으로 작성되며, 한글본을 기준으로 한다.

본 협약과 관련하여 발생하는 당사자간 분쟁, 주장, 이견, 차이들은 우선 당사자간의 회의를 통해 조정키로 한다.

Article 7. Disputes and Arbitration

This Agreement has been written in the Korean and English language, however in case of error or disagreement the Korean language version shall have priority over English language version.

본 협약서는 3부로 작성하며, 본 협약의 체결을 증명하기 위하여 대표자들이 각 회사의 법인인감도장을 날인하고 인감증명을 첨부키로 한다.

In the witness of the above, this Agreement shall be prepared in 3 original copies, and with the evidences above the Parties are to effectuate ‘Agreement’ with the incorporation seal by the authorized representatives in the name of each Party’s Corporate and representative’s name, and attaching the Certificate of Incorporation Seal.

2016년 9월 12일(September 12, 2016)

‘Party A’

회사명: 주식회사 케이피엠테크(Company Name : KPM Tech Co., Ltd)

주  소: 경기도 안산시 단원구 산단로 163번길 122(원시동)

(Address : 122 Sandan-ro163beon-gil, Danwon-gu, Ansan-si, Gyeonggi-do, South Korea

대표이사:	이 청 균 (인)	(CEO : Mr. Chung Kyoon Lee)

‘Party B’

회사명: 주식회사 한일진공(Company Name : Hanil Vacuum Co., Ltd)

주  소: 인천광역시 남동구 남동동로 183번길 30(고잔동 643-11)

(Address : 30 Namdongdong-ro 183beon-gil, Namdong-gu, Incheon-si, South Korea)

대표이사:	이 청 균 (인)	(CEO : Mr. Chung Kyoon Lee)

‘Party C’

회사명: Emmaus Life Sciences Inc. USA

주  소: 21250 Hawthorne Blvd. Suite 800 Torrance, CA 90503

대표이사:	/s/ Yutaka Niihara (인)	(CEO: Dr. Yutaka Niihara)

부회장:	/s/ Willis C. Lee (인)	(Vice Chairman: Mr. Willis Lee)